Principal Funds, Inc.

Supplement dated January 30, 2017
to the Statement of Additional Information dated December 31, 2016
(as supplemented on January 13, 2017)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
On March 28, 2017, under Investment Advisors, remove references to Cliffwater LLC.
Under Management Agreement, delete the row for Multi-Manager Equity Long/Short in the Contractual Limits on Total Annual Fund Operating Expenses table, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6	Expiration
Multi-Manager Equity Long/Short	2.02%	N/A	N/A	1.67%	N/A	N/A	N/A	N/A	N/A	1.60%	12/30/2017
On March 28, 2017, under Sub-Advisory Agreements for the Funds, remove references to Cliffwater LLC.

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